UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 15, 2018

Date of Report (Date of earliest event reported)

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 731-8389

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Srinivas Akkaraju, M.D., Ph.D., completed his term as a director of aTyr Pharma, Inc. (the “Company”) and did not stand for reelection when his term as a Class III director expired at the Company’s 2018 Annual Meeting of Stockholders held on May 15, 2018 (the “Annual Meeting”).  Dr. Akkaraju previously served as a member of the Company’s Compensation Committee and the Company’s Strategic Alliance Committee.  Dr. Akkaraju’s decision not to stand for reelection was not a result of a disagreement with management regarding the Company’s operations, policies, practices or otherwise.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the Annual Meeting:

(i) The election of two Class III directors, as nominated by the Board of Directors, to hold office until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.

(iii)The approval, under applicable NASDAQ listing rules, of the issuance of 11,429,760 shares of the Company’s common stock upon the conversion of 2,285,952 outstanding shares of the Company’s Class X Convertible Preferred Stock.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 3, 2018.

The number of shares of common stock entitled to vote at the annual meeting was 29,797,663.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 20,783,989.  All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal 1 – Election of Class III Directors

Director Nominee	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Vote
Jeffrey S. Hatfield	12,220,027	4,469,651	4,094,311
Sanjay S. Shukla, M.D., M.S.	16,556,842	132,836	4,094,311

Proposal 2 – Ratification of the Appointment of Ernst and Young, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

Number of Shares Voted For	Against	Abstain	Broker Non-Vote
20,680,864	45,053	58,072	--

Proposal 3 – Approval, under applicable NASDAQ listing rules, of the issuance of 11,429,760 shares of the Company’s common stock upon the conversion of 2,285,952 outstanding shares of the Company’s Class X Convertible Preferred Stock.

Number of Shares Voted For	Against	Abstain	Broker Non-Vote
14,877,522	1,810,899	1,257	4,094,311

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Sanjay S. Shukla
Sanjay S. Shukla, M.D., M.S.
President and Chief Executive Officer

Date: May 17, 2018

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